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                          [PACIFIC CAPITAL FUNDS LOGO]

                               CLASS A/B/Y SHARES

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                    PROSPECTUS SUPPLEMENT DATED MAY 8, 2003
                      TO PROSPECTUS DATED DECEMBER 1, 2002

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SUSPENSION OF CLASS B SHARES

The Distributor's financing arrangements for advancing brokerage commissions to investment representatives on sales of Class B shares will expire on May 31, 2003. Accordingly, the offering of Class B Shares by all series of the Trust (the "Funds") will be suspended effective June 1, 2003. The suspension will remain in effect until further notice ("Suspension Period"). On and after June 1, 2003, investors will not be able to make new purchases of Class B Shares, but Class B shareholders of a Fund will be allowed to continue to exchange into Class B Shares of another Fund. Dividends or distributions that are currently being reinvested in Class B Shares will continue to be reinvested in Class B Shares during the Suspension Period. Any amounts designated for investment in Class B Shares pursuant to the Funds' Auto Invest Plan will be invested in Class B Shares through May 31, 2003. After such time, such Auto Invest Plans will be discontinued unless instructions are otherwise received from the investor designating investment in another class of shares.

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     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.
                     (IN ADDITION TO ANY OTHER SUPPLEMENTS)